Filed pursuant to Rule 497(a)(1)

File No. 333-194774

Rule 482AD

Solar Senior Capital Ltd. Announces Pricing of Public Offering of Common Stock

New York, NY – (Marketwired – 09/08/2016 – Solar Senior Capital Ltd. (the “Company” or “Solar Senior Capital”) (NasdaqGS: SUNS) announced today that it has priced a public offering of 4,000,000 shares of its common stock that will result in net proceeds to the Company, exclusive of offering expenses, of $67.04 million, or $16.76 per share. The Company’s investment adviser, Solar Capital Partners, LLC (“Solar Capital Partners”), has agreed to bear the sales load payable to the underwriters. In addition, Solar Capital Partners has agreed to pay the underwriters an additional supplemental payment of $0.36 per share, which reflects the difference between the actual public offering price of $16.40 and the net proceeds of $16.76 per share received by the Company in this offering. The closing of the offering is subject to customary closing conditions and is expected to take place on September 13, 2016. In connection with the offering, the Company has granted the underwriters for the offering a 30-day option to purchase up to an additional 600,000 shares of common stock.

The Company intends to use the net proceeds from this offering to pay down outstanding indebtedness under its revolving credit facility, and for general corporate purposes, including working capital requirements. However, through re-borrowing under its revolving credit facility, the Company intends to make investments in debt securities consistent with its investment objective and for other general corporate purposes. A portion of the net proceeds may also be utilized to further capitalize the First Lien Loan Program, Gemino Healthcare Finance, LLC, or any newly created strategic or joint venture.

Upon completion of this offering, for the quarterly periods ended September 30, 2016 to June 30, 2017 (the “Waiver Period”), Solar Capital Partners has agreed to voluntarily waive a portion or all of the incentive fees, and to the extent necessary a portion or all of the base management fees, that Solar Capital Partners would otherwise be entitled to receive in order for Solar Senior Capital to earn net investment income sufficient to maintain Solar Senior Capital’s current level of distributions. For additional detail, please see the preliminary prospectus supplement dated September 7, 2016.

Morgan Stanley, Wells Fargo Securities, Citigroup, Deutsche Bank Securities, Goldman, Sachs & Co., and J.P. Morgan acted as joint book-running managers for this offering. Keefe, Bruyette & Woods, a Stifel Company, acted as lead manager, and B. Riley & Co., LLC, Ladenburg Thalmann & Co. Inc., Maxim Group LLC, and Oppenheimer & Co. acted as co-managers.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The shares will be issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014 and Wells Fargo Securities, LLC, Attn: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077 (telephone number: 1-800-326-5897), or by emailing cmclientsupport@wellsfargo.com.

ABOUT SOLAR SENIOR CAPITAL LTD.

Solar Senior Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged, middle market companies in the form of senior secured loans, including first lien, stretch senior and second lien debt instruments.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Senior Capital Ltd. undertakes no duty to update any forward-looking statements made herein, unless required to do so by applicable law.

Source: Solar Senior Capital Ltd.

Contact:

Solar Senior Capital Ltd.

Investor Relations

646-308-8770

2